Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2020
December 18, 2020
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund
Effective March 1, 2021, all redemption fees applicable to investments in Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund will be removed.
Harbor Bond Fund, Harbor Core Bond Fund and Harbor High-Yield Bond Fund
Effective March 1, 2021, Harbor Bond Fund, Harbor Core Bond Fund and Harbor High-Yield Bond Fund will declare and pay any dividends from net investment income monthly instead of quarterly.
Investors Should Retain This Supplement For Future Reference
S1220.P.FI